VOYA INVESTORS TRUST

Voya Global Resources Portfolio

 (“Portfolio”)

Supplement dated October 8, 2014

to the Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class

Prospectus, Summary Prospectus, and

related Statement of Additional Information,

each dated May 1, 2014

On September 12, 2014, the Board of Trustees of Voya Investors Trust (“Board”) approved a proposal to reorganize the Portfolio (the “Disappearing Portfolio”) with and into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
Voya Global Resources Portfolio	Voya Global Value Advantage Portfolio

The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about January 14, 2015, and a shareholder meeting is scheduled to be held on or about February 17, 2015. The Disappearing Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about March 6, 2015.

If shareholders of the Disappearing Portfolio approve the Reorganization, from the beginning of business on February 23, 2015 through the close of business on March 6, 2015, the Disappearing Portfolio will be in a “transition period” during which time a transition manager will sell all or most of its assets and the transition manager may hold a large portion of the Disappearing Portfolio’s assets in temporary investments. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the Surviving Portfolio as reflected in the table above. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at 1-800-992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE